EXHIBIT 10.65

January 13, 2003

Interplay Entertainment Corp.
16815 Von Karman Avenue
Irvine, CA  92606
Attention: Chief Executive Officer
Attention: Legal Department

         Re: LETTER AGREEMENT AND AMENDMENT #5 (ASIA PACIFIC & AUSTRALIA) TO VIDEO GAME DISTRIBUTION AGREEMENT DATED AUGUST 9, 2002.

Dear Sir or Madam:

     This letter will serve as the fifth amendment ("AMENDMENT #5") to confirm the agreements we have reached in connection with the Video Game Distribution Agreement dated August 9, 2002, between Vivendi Universal Games, Inc. ("VUG") and Interplay Entertainment Corp. ("INTERPLAY"), as amended by (i) that Letter of Intent dated August 9, 2002 (the "LOI"), (ii) that Letter Agreement and Amendment #2 dated August 29, 2002 ("AMENDMENT #2"), (iii) that Letter Agreement and Amendment dated September 12, 2002 ("AMENDMENT #3"), and (iv) that Letter Agreement and Amendment #4 (OEM & Back-Catalog) dated December 20, 2002 ("AMENDMENT #4") (collectively, the "NEW DISTRIBUTION AGREEMENT"). The provisions contained herein shall serve to amend the New Distribution Agreement only as stated herein, and all other terms and conditions contained in those agreements shall remain in full force and effect. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the New Distribution Agreement.

1. ADDITION OF ASIA-PACIFIC AND AUSTRALIA/N.ZEALAND TERRITORIES. Subject to the terms of this Amendment #5, SECTION 2 of EXHIBIT B of the New Distribution Agreement is hereby amended to add the following territories to VUG's Licensed Territory:

     i.   Australia and New Zealand (collectively,  the "AUSTRALIA  TERRITORY");
          and

     ii. Korea, Taiwan, Sri Lanka, Malaysia, Philippines, Thailand, Singapore, Hong Kong, China, Indonesia, Vietnam, and India (collectively, the "ASIA-PACIFIC TERRITORY"). (Note: Japan is excluded.)

     Collectively, the Australia Territory and the Asia-Pacific Territory are referred to as the "ROW TERRITORY".

2. PARTNER PRODUCT CLARIFICATION FOR ROW TERRITORY. For purposes of the ROW Territory, "Partner Products" shall be deemed to include all Partner Products if and to the extent that as of the date of this Amendment #5 no third party already possesses such rights (or such party subsequently waives such rights in their sole discretion). Accordingly, and for purposes of clarification and without limitation, VUG's License in


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     the ROW Territory  shall be subject to any agreements for the ROW Territory that are in existence as of the date of this Amendment #5. Attached hereto in EXHIBIT 1 are those Partner Products which are not subject to existing agreements and to which VUG shall have distribution rights in the ROW Territory.

3. AUTHORIZED CHANNEL AMENDED FOR ROW TERRITORY. Solely with respect to the Asia-Pacific Territory, VUG's Authorized Channels of distribution (SECTION 1 of EXHIBIT B of the New Distribution Agreement) are hereby amended to add the following:

     "1.3 Internet Cafe, Game Rooms/Cyber-cafes, down-loading/electronic distribution (provided, however, that VUG shall not have the right to distribute/stream/download over the Internet any Partner Products (i) in Korean language and which would violate***, and/or (ii) in English (i.e., that have not been localized for the ROW Territory)."

     Such additional Authorized Channel in the Asia-Pacific Territory shall not be deemed to violate Interplay's reservation of electronic transmission rights under SECTION 2.6 of the New Distribution Agreement.

4. TERM. For purposes of clarification, the Term of VUG's License for the ROW Territory shall coincide with the Term of the New Distribution Agreement.

5. VUG'S OEM RIGHTS UNMODIFIED. Notwithstanding the addition of the ROW Territory to VUG's Licensed Territory, the Amendment #5 shall not amend VUG's OEM Rights in any manner (e.g., VUG shall not have the right to now enter into OEM Transactions directly with customers located in the ROW Territory).

6. NO INITIAL SHIPMENT MINIMUM UNIT REQUIREMENT IN ROW TERRITORY. SECTION 12.5 shall not apply to the Partner Products with respect to the ROW Territory.

7.   MANUFACTURING OF PARTNER PRODUCTS FOR DISTRIBUTION IN AUSTRALIA TERRITORY.

     Notwithstanding anything to the contrary in the New Distribution Agreement, VUG shall manufacture on behalf of Interplay the Partner Products to be distributed in the Australia Territory (and title to all such Partner Product units shall at all times remain with Interplay). Solely with respect to distribution in the Australia Territory, VUG and Interplay shall mutually agree in advance and in writing on the number of units of each PC Partner Product and each Non-PC Partner Product that will be manufactured in each manufacturing run of each such Partner Product; and Interplay agrees that it will not unreasonably withhold, condition or delay such approvals. Subject to reimbursement as provided below in PARAGRAPH 11.III, VUG will pay all actual out-of-pocket costs of (i) manufacturing the Partner Product units to be distributed in the Australia Territory, including CD- and DVD-materials (and any other component materials) and pressing, Game Hardware Platform Licensor royalties, packaging materials, printing of packaging and inserts, and pack-out, (ii) assembly of finished-goods Partner Product units (to the extent the Game Hardware Platform Licensor allows VUG to, and VUG elects to,


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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     perform any such assembly),  and (ii) shipping,  and securing  delivery of,
     completed   finished-goods   units  of  the   Partner   Products  to  VUG's
     distribution center (collectively, "ACTUAL MANUFACTURING COSTS").

     Solely in the event that VUG is unable or otherwise prohibited by the applicable Game Hardware Platform Licensor from fulfilling its manufacturing obligations as described herein with respect to the Australia Territory, Interplay shall, only to the extent and with the approval of VUG, manufacture or cause to be manufactured all units of applicable Partner Product Platform SKUs to be distributed by VUG in the Australia Territory and for securing delivery of such Partner Product Platform SKUs to VUG's distribution center, as directed by VUG. Subject to VUG's approval and Interplay's consent to manufacture the specified number of units and deliver same as stated herein, VUG will advance Interplay its Actual Manufacturing Costs solely related to the Partner Product Platform SKUs to be distributed by VUG in the Australia Territory. VUG will advance such Actual Manufacturing Costs to Interplay, or at VUG's option pay such amounts directly to any Game Hardware Platform Licensor and/or shipping company performing such services or who is otherwise owed such payments, promptly upon Interplay's presentation to VUG of a valid and correct invoice or purchase order specifying the amount owed and the services being provided. VUG shall have a right of prior approval (which will not be unreasonably withheld or delayed) over the quantity of each manufacturing order submitted to each Game Hardware Platform Licensor for such Partner Product Platform SKUs intended for distribution in the Australia Territory. By way of clarification, VUG will not be required to advance Interplay the costs or expenses of manufacturing or shipping units of any Partner Product Platform SKUs that are not intended for distribution by VUG in the Australia Territory.

8.   ROW TERRITORY MARKETING EXPENSES.

     i. ASIA-PACIFIC TERRITORY. Solely with respect to the Asia-Pacific Territory, VUG shall at a minimum allocate (and VUG shall spend): (i) *** percent (***%) of Net Sales Revenue for direct out-of-pocket marketing costs, and (ii) *** percent (***%) of Net Sales Revenue for MDF/COOP expenses (and SECTION 6 of the New Distribution Agreement is hereby amended accordingly with respect to the Asia Pacific Territory).

     ii. AUSTRALIA TERRITORY. Solely with respect to the Australia Territory, VUG shall at a minimum allocate (and VUG shall spend): (i) *** percent (***%) of Net Sales Revenue for direct out-of-pocket marketing costs, and (ii) *** percent (***%) of Net Sales Revenue for MDF/COOP expenses (and SECTION 6 of the New Distribution Agreement is hereby amended accordingly with respect to the Australia Territory).

9. TIMELY RELEASE OF PARTNER PRODUCTS IN ROW TERRITORY.

     i. ASIA-PACIFIC TERRITORY. Solely with respect to the Asia-Pacific Territory, VUG shall commercially release each Partner Product within *** days (subject to extension for any delay caused by the applicable Game Hardware Platform Licensor with respect to


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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          a Non-PC Partner Product)  following receipt from Interplay of a final localized version of such Partner Product in accordance with PARAGRAPH 10 below.

     ii. AUSTRALIA TERRITORY. Solely with respect to the Australia Territory, VUG shall commercially release each Partner Product in the Australia Territory within *** days after the date VUG is required to release such Partner Product in the United States pursuant to the terms of
          SECTION 3.4 of the New Distribution Agreement. In the event that VUG manufactures through Interplay (in accordance with paragraph 7 above) a Partner Product for the Australia Territory, and in the event that finished goods of such Partner Product are not completed and made available to VUG within *** days following Virgin Interactive Entertainment's international release of such Partner Product, then VUG shall have the right to withhold from the Interplay Proceeds with respect to any other Partner Products under the New Distribution Agreement, as amended hereby, an amount equal to ***. By way of clarification, such withholding of ***, if any, shall not be deemed in any way to alter, modify or amend VUG's continuing distribution rights and obligations to such Partner Product.

10.  LOCALIZATION FOR ASIA-PACIFIC TERRITORY.

     With respect to VUG's distribution of the Partner Products in the Asia-Pacific Territory, Interplay shall deliver PC Partner Product assets (double byte enabled, IME enabled and compatible with Asian Windows OS (Windows 98SE and later)) for the Three Month Evaluation in accordance with the New Distribution Agreement. VUG shall be solely responsible at its cost for localizing Partner Product assets, and Interplay to be solely responsible at its cost for incorporating such localized assets into the Partner Product. Interplay will use its best efforts to deliver to VUG the Partner Product with incorporated localized assets within a reasonable time following receipt of the localized assets from VUG. Following receipt of such localized Partner Product, VUG shall be responsible at its cost for QA testing of the localized Partner Product, and Interplay shall, within a commercially reasonable time after receiving notice thereof from VUG, make any necessary fixes to the localized Partner Product relating to incorporation. A localized version of a PC Partner Product approved by VUG and a localized version of a Non-PC Partner Product approved by the applicable Game Hardware Manufacturer Licensor shall be deemed an "APPROVED LOCALIZED PARTNER PRODUCT")

     VUG hereby represents and warrants to Interplay that (i) all localized assets shall, as between VUG and any third-party subcontractor performing such localization on VUG's behalf, be owned exclusively by VUG, and (ii) all localized assets shall remain unencumbered, and (iii) subject to Interplay's representations and warranties under the New Distribution Agreement with respect to the Partner Products, no such localized assets shall infringe the rights of any third party. VUG shall indemnify Interplay for any and all liabilities, damages costs and fees (including reasonable attorney's fees) for any third party claims or actions arising out of or relating to any breach of the foregoing representations and warranties.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                       4


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     Solely by way of clarification,  Interplay shall be responsible (at its own cost and expense) for all submissions and approvals to the various Game Hardware Platform Licensors with respect to all localized Non-PC Partner Products.

     Upon expiration of the Term (and any applicable Sell-Off Period) or earlier termination by Interplay of the New Distribution Agreement, as amended by this Amendment #5, Interplay exclusively shall own all of the localized assets created by/for VUG and incorporated into the Partner Products.

11.  NEW  MINIMUM  GUARANTEE  AND  INTERPLAY   PROCEEDS   CALCULATIONS  FOR  ROW
     TERRITORY.  The following provisions shall be added to SECTION 4 of EXHIBIT
     B:

     "ROW TERRITORY MINIMUM GUARANTEE AND INTERPLAY PROCEEDS CALCULATIONS:

     i. ROW TERRITORY MINIMUM GUARANTEE. VUG shall, immediately upon the complete execution of this Amendment #5, pay Interplay a non-refundable (except as otherwise provided in the New Distribution Agreement) Minimum Guarantee with respect to the ROW Territory in the amount of ***(the "ROW TERRITORY MINIMUM GUARANTEE). Interplay expressly acknowledges and agrees that such ROW Territory Minimum
          Guarantee shall be in lieu of any other minimum guarantees with respect to any Partner Products in the ROW Territory. By way of clarification, Interplay shall not be entitled to any guarantees based on projected sales with respect to the ROW Territory.

     ii.  CALCULATION  OF  INTERPLAY   PROCEEDS  FOR   ASIA-PACIFIC   TERRITORY.
          Notwithstanding anything to the contrary in the New Distribution Agreement, VUG shall pay Interplay Proceeds with respect to distribution of Partner Products in the Asia-Pacific Territory as follows: ***

     iii. CALCULATION OF INTERPLAY PROCEEDS FOR AUSTRALIA TERRITORY. Notwithstanding anything to the contrary in the New Distribution Agreement but subject to VUG's right of recoupment, VUG shall pay Interplay Proceeds with respect to distribution of the Partner Products in the Australia Territory as follows: Gross Sales Revenues, less (i) the General Reserve (as defined in the New US Distribution Agreement, except that such General Reserve shall be fixed at ***% for both PC Partner Products and Non-PC Partner Products), (ii) a ***% distribution fee (calculated on Net Sales) payable to VUG for its services hereunder (the "DISTRIBUTOR FEE"), and (iii) VUG's Actual Manufacturing Costs and Capped Marketing Costs (as defined below). ***

     iv. The parties hereby agree that, notwithstanding anything to the contrary herein, VUG shall pay royalties to Interplay at the following ***rates (i.e., VUG shall be solely responsible for all costs associated with the manufacturing, marketing and distribution of such "back-catalog" products (e.g., Interplay shall not be responsible for manufacturing costs associated with "back-catalog" products in


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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          the Australia  Territory) and VUG shall not take any  deductions  from
          Interplay's per-unit royalty):

          China:  ***
          Asia-Pacific Territory (excluding China):  ***
          Australia Territory:  ***

          The remainder of SECTION 4 of EXHIBIT B shall be unchanged in all aspects.

12.  RECOUPMENT OF ROW TERRITORY MINIMUM GUARANTEE. SECTION 1.3 of EXHIBIT A and
     SECTION  20.14 are  modified  as  follows  solely  with  respect to the ROW
     Territory:

     i. RECOUPMENT. Notwithstanding anything to the contrary in the New Distribution Agreement, the ROW Territory Minimum Guarantee shall be recoupable from ROW Territory Interplay Proceeds, and as follows: unless and until VUG recoups the ROW Territory Minimum Guarantee, VUG shall be entitled to deduct ***from the ROW Territory Interplay Proceeds.

13. GOOD FAITH EFFORTS. VUG and Interplay agree to work together in good faith to carry out the intent of this Amendment #5, and the parties shall work together to modify any remaining provisions of the New Distribution Agreement to the extent reasonably necessary for purposes of VUG's distribution of the Partner Products in the ROW Territory.

If you agree to the provisions set forth in this letter agreement, please so indicate by signing the enclosed copy and returning it to me via facsimile, followed by an original copy in the mail. As stated herein, nothing contained in this letter shall affect the terms and conditions stated in the New Distribution Agreement, except as specifically stated herein.

                                          Sincerely yours,


                                          /s/ Phil O'Neil
                                          -----------------------------------
                                          Phil O'Neil
                                          President, Partner Publishing Group
                                          Vivendi Universal Games, Inc.

I agree to the provisions of this letter agreement.


          1/13/03                            /s/ Herve Caen
Dated: ________________                     ____________________________________
                                      Name:  Herve Caen
                                     Title:  Chief Executive Officer


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

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                                    Exhibit 1

                         ROW Territory Partner Products



     Title:        Platform:       Territory:        Allocated Minimum Guarantee
                                                     Australia    Asia-Pacific
                                                     Territory    Territory

      ***             ***             ***              $***          $***

      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***

      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
      ***             ***             ***              $***          $***
     Total:                                            $***          $***






*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   Exhibit 2


                                      ***





*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                       8